SECOND AMENDMENT TO
                               AGREEMENT
                             BY AND BETWEEN
                            JDS FITEL, INC.
                                  AND
                    OPTICAL COATING LABORATORY, INC.

     WHEREAS, Optical Coating Laboratory, Inc. ("OCLI") and JDS FITEL, INC. ("JDS") entered into that certain Agreement by and between JDS FITEL Inc. and Optical Coating Laboratory, Inc. ("OCLI"), dated February 1, 1997 (the "Agreement"), to combine their respective areas of expertise and capabilities in a joint effort for WDM Product Business, as that term is defined therein;

     WHEREAS, Section 15.16 of the Agreement provides that the OCLI and JDS may amend the Agreement if such amendment is set forth in writing and signed by duly authorized officers of each; and

     WHEREAS, the parties wish to amend the Agreement effective June 1, 1997 (the "Effective Date");

     NOW, THEREFORE, the parties hereby agree to amend the Agreement effective as of the Effective Date as follows:

1. In Section 1.1, Definitions, replace the definitions of "WDM Optical Filters"; and "WDM Products" with the following definitions:

     "WDM Optical Filters" shall mean WDM Optical Filters A, WDM Optical Filters B and WDM Optical Filters C;


     "WDM Products" shall mean:

     [CONFIDENTIAL TREATMENT REQUESTED]

2.   In Section 1.1, Definitions, add the following definitions:

     "WDM Optical Filters C" shall mean any and all optical filters that are intended to be used in WDM Products C;

     [CONFIDENTIAL TREATMENT REQUESTED]

3. In Section 15.1, Non-Supply of WDM Optical Filters to Third Parties, replace the words "June 1, 1997" with the words "1 August 1997".

4. In Section 9.1 (a)(i), Termination by JDS, replace the words "May 31, 1997" with the words "August 31,1997". At its September 5, 1997 meeting, the Joint Venture Management Committee determined that this obligation of OCLI was satisfied effective August 31, 1997.

     IN WITNESS WHEREOF, OCLI and JDS adopt this Amendment as of the Effective Date.


                         OPTICAL COATING LABORATORY, INC.



                         By    /S/CHARLES J. ABBE
                         ITS   PRESIDENT
                               Title


                         JDS FITEL INC.



                         By /S/M. ZITA COBB
                            Chief Financial Officier & V.P.
                            Finance